UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2016

GLOBAL EQUITY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54557	27-3986073
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

X3 Jumeirah Bay, Office 3305, Jumeirah Lake Towers

Dubai, UAE

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +971 (0) 42767576 / +1 321 200 0142

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

Item 8.01

We have historically received various equity securities as partial compensation for our corporate services. These securities have been registered in the name of our wholly-owned subsidiary, Global Equity Partners Plc.

On June 10, 2016, we incorporated GEP Equity Holdings Limited as a Seychelles limited company. GEP Equity Holdings Limited is a wholly-owned subsidiary of Global Equity International, Inc.

We are in the process of assigning and transferring all equity securities held by Global Equity Partners Plc. to GEP Equity Holdings Limited. All equity securities received by us as compensation in the future will be registered in the name of GEP Equity Holdings Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2016

GLOBAL EQUITY INTERNATIONAL, INC.

By:	/s/ Enzo Taddei
Enzo Taddei
Chief Financial Officer